Litigation:	9 Months Ended
Sep. 30, 2012
Litigation:

Note 13.       Litigation:

During December 2008, the Company filed an action in the Ontario Surperior Court of Justice against Rusoro Mining Ltd and Rusoro’s financial advisor Endeavour Financial International Corporation relating to damages from an unsolicited takeover offer.  Both parties filed counterclaims in 2009 and the Company amended its original claim in 2010. In September 2012, the Company entered a settlement agreement with both Endeavour and Rusoro.  Under the settlement, dismissing all legal actions, Endeavour paid the Company Cdn $1,500,000 and Rusoro paid
Cdn $250,000, issued 2,500,000 common shares and a conditional promissory note in the amount of $1,000,000. The promissory note will become due and payable when Rusoro is successful in the arbitration it has commenced against the Venezuelan Government seeking compensation for the nationalization of Rusoro’s gold assets in Venezuela.